UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:	April 5, 2011
(Date of earliest event reported)	(April 1, 2011)

Multimedia Games Holding Company, Inc.
(Exact name of Registrant as Specified in its Charter)

000-28318
(Commission File Number)

Texas	74-2611034
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

206 Wild Basin Road South, Bldg. B, Suite 400, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 334-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On April 1, 2011, Multimedia Games, Inc. (the “Company”) filed with the Secretary of State of the State of Texas a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Articles of Incorporation adding a new Article 11 thereto (the “Unsuitable Shareholder Amendment”) that is intended to allow the Company to redeem shares of its capital stock that are owned by shareholders that are found to be unsuitable shareholders for gaming regulatory purposes.  The Unsuitable Shareholder Amendment provides the Company with a means of protecting the business from having an unsuitable person as a shareholder by providing the Company with the right, but not the obligation, to redeem shares of Company stock held by any such unsuitable person.

The Unsuitable Shareholder Amendment was approved by the shareholders of the Company at the Company’s 2011 Annual Meeting of Shareholders (the “Annual Meeting”).  Accordingly, the Company has adjusted certain provisions in its current Articles of Incorporation and the Company’s Statement of Resolution Establishing Series of Preferred Stock, both as filed with the Texas Secretary of State, in order to subject the Company’s capital stock to the redemption provision.  The following is a summary of the material terms of the Unsuitable Shareholder Amendment and does not purport to be complete and is qualified in its entirety by reference to the complete copy of the Certificate of Amendment which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Unsuitable Shareholder Amendment provides that an “unsuitable person” is any person whose ownership of shares of the Company’s capital stock or whose failure to make application to seek licensure from or otherwise comply with the requirements of a gaming regulatory authority will result in (i) the Company losing any license, permit, waiver or other gaming regulatory approval, (ii) the Company being unable to reinstate a previously issued license, permit, waiver or other gaming regulatory approval, or (iii) the Company being unable to obtain a new license, permit, waiver or other gaming regulatory approval, in each case as determined by the Board of Directors, in its sole discretion, after consultation with legal counsel.

The redemption price will be the average closing sales price per share during the thirty trading day period immediately preceding the date of the redemption notice, or if no such data is available, the fair market value per share as determined in good faith by the Board of Directors, unless a gaming regulatory authority requires that a different price be paid, in which case the redemption price shall be such different price. The redemption price may be paid in cash, by promissory note, or both. If any portion of the redemption price is to be paid pursuant to a promissory note:

(a) such note will have a face amount equal to the portion of the redemption price for which the note is given (i.e., if the redemption price is $1,000, and cash of $250 is paid, the note shall have a face amount of $750); and

(b) unless the Company agrees to different terms, the note will (i) be unsecured, (ii) have a term of five years, (iii) bear interest, compounded annually, at the prime rate of interest as published in the Wall Street Journal on the redemption date, and (iv) have such other terms as are determined by the Board of Directors, in its sole discretion, after consultation with a nationally recognized investment bank, to be customary and appropriate.

A redemption notice will be delivered by the Company to the unsuitable shareholder in accordance with Texas law and shall set forth: (i) the redemption date, (ii) the number of shares to be redeemed, (iii) the redemption price and the manner of payment therefore, (iv)  if certificated, the place where any certificate for redeemed shares shall be surrendered for payment, and (v) any other requirements for surrender of the certificates representing redeemed shares. The redemption notice shall be sent to the unsuitable shareholder not less than twenty (20) nor more than sixty (60) days prior to the redemption date, except as otherwise provided below. The redemption notice may be conditional such that the Company need not redeem the shares on the redemption date if the Board of Directors determines that such redemption is no longer advisable or necessary. No shares held by an unsuitable shareholder may be voted following receipt of the redemption notice. However, if, prior to the redemption date, the shares are transferred such that they are owned entirely by persons who are not unsuitable shareholders, then such new holders may vote the shares and the Company may decide not to affect the redemption.

The redemption date shall be not less than thirty trading days from the date of the redemption notice unless a gaming regulatory authority requires that the shares be redeemed as of an earlier date, in which case, the redemption date shall be such earlier date, and the redemption notice shall be sent on the first day following the day on which the Company becomes apprised of such earlier redemption date.   From and after the redemption date, any and all rights of any nature which may be held by an unsuitable shareholder with respect to such person’s shares shall cease and, thereafter, the unsuitable shareholder shall be entitled only to receive the redemption price. The Company’s redemption right is unilateral. Unless an unsuitable shareholder otherwise disposes of his, her or its shares, such unsuitable shareholder cannot prevent the Company from exercising the Company’s redemption right.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided under Item 3.03 above is incorporated by reference into this Item 5.03. At the Annual Meeting, the shareholders of the Company also approved an amendment to change the Company’s corporate name from “Multimedia Games, Inc.” to “Multimedia Games Holding Company, Inc.” (the “Name Change Amendment”).  The foregoing description of the Name Change Amendment and does not purport to be complete and is qualified in its entirety by reference to the complete copy of the Certificate of Amendment which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit No.	Description
3.1	Amendment to the Company’s Articles of Incorporation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIMEDIA GAMES, INC.

Dated: April 5, 2011	By:	/s/ Uri L. Clinton
Uri L. Clinton
Senior Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to the Company’s Articles of Incorporation

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